                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 12, 2004

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

----------------------------       --------------------      -------------------
          Delaware                       0-25198                 36-3973627
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)
----------------------------       --------------------      -------------------


                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Attached as Exhibit 99.1 is a press release dated January 12, 2004 wherein Universal Automotive Industries, Inc. announced that it had acquired certain assets of TRW Automotive's Kelsey-Hayes Subsidiary.

(C)      EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Press release dated January 12, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                              /s/ Arvin Scott
                              --------------------------------------------------
                              Arvin Scott, President and Chief Executive Officer
Dated:  January 12, 2004